Center Coast MLP Focus Fund Class A Shares (CCCAX) Class C Shares (CCCCX) Institutional Class Shares (CCCNX)
Summary Prospectus	April 5, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.libertystreetfunds.com/mutual-funds/center-coast-mlp-focus-fund.  You may also obtain this information at no cost by calling 1-877-766-0066 or by sending an e-mail request to CenterCoastFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated April 1, 2016, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Center Coast MLP Focus Fund (the “Fund”) is to seek maximum total return with an emphasis on providing cash distributions to shareholders.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – Class A Shares” on page 30 of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)		A Shares		C Shares		Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(3)		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses (includes shareholder service fee of up to 0.15%)		0.22%		0.22%		0.22%
Shareholder servicing fee	0.08%		0.08%		0.08%
Other expenses	0.14%		0.14%		0.14%
Deferred Income Tax Expense (4)		0.00%		0.00%		0.00%
Total annual fund operating expenses(5)		1.47%		2.22%		1.22%

[1]	No initial sales charge applies on investments of $1 million or more.
[2]	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[3]	No sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.

[4]	The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset, net of any valuation allowance) for its future tax liability (or asset) associated with any net investment income (or loss), any realized gains (or losses) on investments and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital. The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period includes an estimate of the Fund’s potential tax expense (benefit) if it were to recognize the unrealized gains (or losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur net investment income (or loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (or benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2015, the Fund did not have any deferred income tax expense. The Fund had a deferred tax benefit resulting from realized losses on investments and a net investment loss, of approximately $59.1 million, and accrued approximately $375.1 million in deferred tax benefit related to unrealized depreciation on investments, resulting in a net deferred tax benefit of approximately $434.2 million. The deferred tax benefit was (14.59%) for each of the Fund’s Class A, Class C and Institutional Shares.
[5]	While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively, for the Fund’s fiscal year ended November 30, 2015, such fee waiver or expense absorption was not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.47%, 2.22% and 1.22% for the Fund’s Class A, Class C and Institutional Class Shares, respectively. The agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$716	$1,013	$1,332	$2,231
C Shares	$328	$694	$1,190	$2,554
Institutional Shares	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Shares	$225	$694	$1,190	$2,554

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the Fund level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common units of master limited partnerships (“MLPs”) and equity securities of “MLP affiliates” which the Fund’s sub-advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”).  While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Fund’s sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund’s sub-advisor, Center Coast Capital Advisors, LP (“Center Coast” or the “Sub-Advisor”), seeks to identify a portfolio of high quality MLPs.  In managing the Fund’s assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

•	The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•	Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.

The Sub-Advisor generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Sub-Advisor identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

The Fund is not managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs.  As a result, unlike traditional open-end mutual funds, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in equity securities of MLPs.

Master Limited Partnerships
An MLP is an entity treated as a partnership under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Additional information on MLPs and MLP I-shares (“I-Shares”), which represent ownership interests issued by MLP affiliates, can be found in the section entitled “More About the Fund’s Investment Strategies and Risks.”

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Risks of Investing in MLP Units.  An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

Energy Industry Concentration Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.  Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

•	Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.

•	Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

•	Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

•	Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

•	Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:

•	Fund Structure Risk. Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Fund income and losses will not be passed through to shareholders. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The Fund will have no control over the distributions it receives, because the MLPs have the ability to modify their distribution policies from time to time without input from or the approval of the Fund. In addition, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

•	Dividend Distribution Risk. The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio. For these reasons, the Fund since its inception has over various periods of time paid dividends in excess of the distributions paid by the Fund’s underlying MLP investments. While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund.   The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests.  Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity.  Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

It is expected that a portion of the distributions made by the Fund to shareholders will be considered tax-deferred return of capital.  A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from earnings and profits.  For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in the Fund shares (until the tax basis reaches zero).  Reducing a shareholder’s tax basis in the Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares.  Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain.  Thus, distributions considered return of capital are often described as tax deferred.  Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s earnings and profits will generally be taxable to the shareholder as capital gains.  Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for tax purposes.  Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s tax basis. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or Sub-Advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

•	MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depletion, depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which effectively shelter or defer taxable income recognized by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV, and could cause a greater portion of the income and gain allocated to the Fund to be subject  to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

•	Deferred Tax/Financial Reporting Risk. In calculating the Fund’s NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. The Fund will rely to a significant extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax asset and/or liability balance for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s deferred tax liability and/or asset balances (including any valuation allowance which reduces the amount of deferred tax asset to the amount that is expected to be realized in the future) used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability (asset), and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax asset and/or liability as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Furthermore, such changes would impact the Fund’s shareholders in the period such changes are recorded, even though shareholders might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund. The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2016 plus estimated state tax rate of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

Liquidity Risk.  MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  This may also adversely affect the Fund’s ability to remit dividend payments to shareholders.  The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

General Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Management Risk.  The Fund has an actively managed portfolio.  The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk.  MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Small Capitalization Risk.  Small capitalization companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Cash Flow Risk.  The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs.  The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations.  Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index and an MLP index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.  The performance of Class A and Class C shares would be lower than the Institutional Class performance because of the higher expenses paid by Class A and Class C shares. Updated performance information is available at the Fund’s website, www.libertystreetfunds.com, or by calling the Fund at (877) 766-0066.

Annual Total Return for Institutional Class Shares

For each calendar year at NAV

Institutional Shares
Highest Calendar Quarter Return at NAV	13.56%	Quarter Ended 3/31/2013
Lowest Calendar Quarter Return at NAV	(16.00%)	Quarter Ended 9/30/2015

Average Annual Total Returns (for periods ended December 31, 2015)
	1 Year	3 Years	5 Years	Since Inception	Inception Date
Institutional Shares — Return Before Taxes	(22.15%)	0.03%	2.25%	2.25%	December 31, 2010
Institutional Shares — Return After Taxes on Distributions	(22.15)%	(0.18%)	2.12%	2.12%	December 31, 2010
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	(12.54)%	0.15%	1.76%	1.76%	December 31, 2010
A Shares — Return Before Taxes	(26.84%)	(2.20%)	0.84%	0.84%	December 31, 2010
C Shares — Return Before Taxes	(23.72%)	(1.00%)	1.22%	1.22%	December 31, 2010
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	15.13%	12.57%	12.57%	December 31, 2010
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(32.59%)	(3.40%)	1.47%	1.47%	December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  This Fund is a multiple class fund that offers more than one class in this prospectus. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than the Institutional Class will vary from the returns shown for the Institutional Class.

Investment Advisor and Sub-Advisor
Liberty Street Advisors, Inc. (the “Advisor”)

Center Coast Capital Advisors, LP (the “Sub-Advisor”)

Portfolio Managers
Dan C. Tutcher, Robert T. Chisholm, and Jeff Jorgensen are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Tutcher and Chisholm have served as the portfolio managers of the Fund since its inception on December 31, 2010, and Mr. Jorgensen has served as portfolio manager since April 1, 2016.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
Generally, the Fund will make distributions that will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains.  Although the Fund expects that a significant portion of its distributions will be treated as tax-deferred returns of capital and capital gains, no assurance can be given in this regard.  Additional information on taxation of Fund distributions can be found in the section entitled “Other Information.”

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including the Advisor) may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.